Filed under Rule 497(e)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus dated May 1, 2014

The following change is effective September 26, 2014:

Total Return Bond Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section and under the section titled “Portfolio Manager,” with respect to Pacific Investment Management Company LLC (“PIMCO”), the portfolio management disclosure pertaining to Mr. Bill Gross is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Scott A. Mather	2014	Portfolio Manager
Mark R. Kiesel	2014	Portfolio Manager
Mihir P. Worah	2014	Portfolio Manager

In addition, under the Management section, under Information about the Investment Adviser’s Management of Certain Portfolios, all references to Mr. Gross with respect to the Portfolio are deleted in their entirety and replaced with the following:

The Total Return Bond Portfolio is managed by Scott A. Mather, Mark R. Kiesel and Mihir P. Worah. Mr. Mather is a Chief Investment Officer U.S. Core Strategies, and a managing director in the Newport Beach office and head of global portfolio management. He joined PIMCO in 1998 and has 20 years of investment experience. Mr. Kiesel, is Chief Investment Officer Global Credit and a managing director in the Newport Beach office. He is a member of the PIMCO Investment Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He joined PIMCO in 1996 and has 22 years of investment experience. Mr. Worah is Chief Investment Officer Real Return and Asset Allocation, and a management director in the Newport Beach office, a portfolio manager, and head of the real return and multi-asset portfolio management teams. He joined PIMCO in 2001 and has 12 years of investment experience.

Please retain this supplement for future reference.

Date: September 30, 2014

Versions: Class1 Version A; Class 1 & 3 Version C1; and Combined Master

Filed under Rule 497(e)

Registration No. 811-7238

SUNAMERICA SERIES TRUST

Supplement to the Statement of

Additional Information dated May 1, 2014

Effective September 26, 2014, Scott A. Mather, Mark R. Kiesel and Mihir P. Worah will serve as portfolio managers of the Total Return Bond Portfolio, replacing Bill Gross. Accordingly, under Portfolio Managers, in the section Other Accounts with regard to Pacific Investment Management Company, LLC (“PIMCO”), information pertaining to Mr. Gross is hereby deleted in its entirety and replaced with the following:

		(As of September 26, 2014)
Advisers/ Subadviser	Portfolio Managers	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
PIMCO	Kiesel, Mark R.	35	$327,218.16	51	$65,710.81	141	$72,777.78
	Mather, Scott A.	47	$330,315.50	53	$50,899.89	83	$34,257.78
	Worah, Mihir P.	56	$338,414.53	35	$30,594.20	55	$31,888.57

Please retain this supplement for future reference.

Date: September 30, 2014